SECURITIES AND EXCHANGE COMMISSION


                            WASHINGTON, D.C. 20549




                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)          JULY 19, 1996



                             EQUITABLE RESOURCES, INC.
              (Exact name of registrant as specified in its charter)




      PENNSYLVANIA                     1-3551                   25-0464690
(State or other jurisdiction         (Commission               (IRS Employer
    of incorporation)               File Number)            Identification No.)




420 BOULEVARD OF THE ALLIES, PITTSBURGH, PENNSYLVANIA                 15219
       (Address of principal executive offices)                    (Zip Code)




Registrant's telephone number, including area code      (412) 261-3000



                                         NONE
             (Former name or former address, if changed since last report)

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits

   (c)   Exhibits

         A press release announcing earnings for the second quarter of 1996 is filed as Exhibit 99 to this report.




                                  SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.



                                               EQUITABLE RESOURCES, INC.
                                                     (Registrant)


                                   By          /s/ Jeffrey C. Swoveland
                                                  Jeffrey C. Swoveland
                                                Vice President - Finance
                                                      and Treasurer


      July 19, 1996

                                 EXHIBIT INDEX


   Exhibit                                                      Sequential
     No.                  Document Description                    Page No.

     99                    Press release announcing earnings          4
                           for the second quarter of 1996